Exhibit 10.3
A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING TIME-BASED RESTRICTED STOCK AWARD
AGREEMENT FOR EMPLOYEES
Code Sheet
The following codes are used in this Award Agreement and should be replaced using your computer’s “Replace” function.
VTA Grantee’s name (all capital letters)
JANUARY 12, 2011 Grant Date (all capital letters)
January 12, 2011 Grant Date (initial capital letters only)
Rand Torgler Person to contact for more information
(330) 668-7224 Contact’s telephone number, including area code
February 17, 2011 Date that is 30 days after the Grant Date (initial capital letters only)
Vtf Number of Shares of Restricted Stock granted (insert only the number in Arabic numerals)
3550 West Market Street Contact’s street address
Akron OH 44333 Contact’s city, state and zip code
2011 Calendar year in which grant is made (e.g., 2009)
Vtq Grantee’s name (initial capital letters only)

A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
TIME-BASED RESTRICTED STOCK AWARD AGREEMENT GRANTED TO
VTA on JANUARY 12, 2011
A. Schulman, Inc. (“Company”) believes that its business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company adopted, and its stockholders approved, the A. Schulman, Inc. Amended and Restated 2006 Incentive Plan (“Plan”) as a means through which employees like you may share in the Company’s success. Capitalized terms that are not defined herein shall have the same meanings as in the Plan.
This Award Agreement describes many features of your Award and the terms and conditions of your Award. To ensure you fully understand these terms and conditions, you should:
•	Read the Plan carefully to ensure you understand how the Plan works;
•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what you must do to earn it; and
•	Contact Rand Torgler at (330) 668-7224 if you have any questions about your Award.
Also, no later than February 17, 2011, you must return a signed copy of the Award Agreement to:
Rand Torgler
A. Schulman, Inc.
3550 West Market Street
Akron OH 44333
Nature of Your Award
You have been granted Shares of Restricted Stock. If you satisfy the terms and conditions described in this Award Agreement, the restrictions imposed on your Restricted Stock will lapse and you will own the Shares. These and other conditions affecting your Restricted Stock are described in this Award Agreement and the Plan, both of which you should read carefully.
Grant Date: January 12, 2011.
Number of Shares of Restricted Stock: You have been granted Vtf Shares of Restricted Stock, subject to the terms and conditions of this Award Agreement and the Plan.
When Your Award Will Vest
Until the terms and conditions described in this Award Agreement and the Plan are met, your Shares of Restricted Stock will be held in escrow. Your Shares of Restricted Stock will be either released from escrow and distributed to you, free of any restrictions, or forfeited, depending on whether or not you satisfy the terms and conditions described in this Award Agreement and in the Plan.

Normal Vesting Date: Normally, subject to your continued employment with the Company or a Related Entity, restrictions on 33 1/3 % of your Shares of Restricted Stock will lapse (i.e., your Shares of Restricted Stock will vest) on each of the first, second and third anniversaries of the Grant Date. For purposes of this Agreement, each 12-month period ending on an anniversary of the Grant Date shall be referred to as a “Vesting Year.”
However, your Restricted Stock may vest earlier in the circumstances described below.
How Your Restricted Stock Might Vest Earlier Than the Normal Vesting Date: Your Restricted Stock will immediately vest if there is a Change in Control.
How Your Termination of Employment Will Affect Your Restricted Stock: You may forfeit your Restricted Stock if you Terminate before the Normal vesting date, although this will depend on why you Terminate.
•	If you Terminate because of [1] death or [2] Disability, your Restricted Stock will fully vest on your Termination date.
•	If you Terminate because of Retirement and if the Committee agrees to treat your Termination as a Retirement, a prorata portion of your Restricted Stock will vest on your Retirement date equal to: [1] the number of unvested Shares of Restricted Stock that would have become vested if you had remained employed through the end of the Vesting Year in which you Terminate, multiplied by [2] a fraction, the numerator of which is the number of whole months you were employed during such Vesting Year and the denominator of which is 12.
•	If you Terminate under any other circumstances, all of the Restricted Stock granted through this Award Agreement will be forfeited on your Termination date.
Settling Your Award
If the restrictions on your Restricted Stock lapse, your Restricted Stock will be settled automatically.
Other Rules Affecting Your Award
Rights During the Restriction Period: During the Restriction Period (and even though the Shares of Restricted Stock are held in escrow until they are settled), you may exercise any voting rights associated with your Shares of Restricted Stock. You also will be entitled to receive any dividends or other distributions paid with respect to your Shares of Restricted Stock, although such dividends and other distributions also will be held in escrow and subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid under this Award Agreement until the Restricted Stock is settled and distributed to you (or forfeited), depending on whether or not you have met the conditions described in this Award Agreement and in the Plan.

Beneficiary Designation: You may name a beneficiary or beneficiaries to receive any portion of your Award and any other right under the Plan that is unsettled at your death. To do so, you must complete a beneficiary designation form by contacting Rand Torgler at (330) 668-7224 or the address below. If you previously completed a valid beneficiary designation form, such form shall apply to the Award until changed or revoked. If you die without completing a beneficiary designation form or if you do not complete that form correctly, your beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.
Tax Withholding: Certain taxes must be withheld when your Award vests and is settled. These taxes may be paid in one of several ways. They are:
•	By the Company withholding this amount from other amounts owed to you (e.g., from your salary);
•	By giving the Company a check (payable to “A. Schulman, Inc.”) in an amount equal to the taxes that must be withheld; or
•	By having the Company withhold a portion of the Shares that otherwise would be distributed to you. The number of Shares withheld will have a fair market value equal to the taxes that must be withheld.
You must choose the approach you prefer before the Shares are transferred to you, although the Company may reject your preferred method for any reason (or for no reason). If this happens, the Company will specify (from among the alternatives just listed) how these taxes are to be paid.
If you do not choose a method within 30 days of the applicable settlement date, the Company will withhold either through payroll practices or a portion of the Shares that otherwise would be distributed to you. The number of Shares withheld will have a fair market value equal to the taxes that must be withheld and the balance of the Shares will be distributed to you.
Transferring Your Restricted Stock: Normally, your Restricted Stock may not be transferred to another person. However, as described above, you may complete a beneficiary designation form to name the person to receive any Restricted Stock that is settled after you die. Also, the Committee may allow you to transfer your Restricted Stock to certain Permissible Transferees, including a trust established for your benefit or the benefit of your family. Contact Rand Torgler at the address or number given below if you are interested in doing this.
Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.
Other Agreements: Also, your Restricted Stock will be subject to the terms of any other written agreements between you and the Company or a Related Entity to the extent that those other agreements do not directly conflict with the terms of the Plan or this Award Agreement.

Adjustments to Your Restricted Stock: Subject to the terms of the Plan, your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of Shares of Restricted Stock will be adjusted to reflect a stock split).
Other Rules: Your Restricted Stock also is subject to more rules described in the Plan. You should read the Plan carefully to ensure you fully understand all the terms and conditions of this Award.
*****
You may contact Rand Torgler at the address or number given below if you have any questions about your Award or this Award Agreement.
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Your Acknowledgment of Award Conditions
Note: You must sign and return a copy of this Award Agreement to Rand Torgler at the address given below no later than February 17, 2011.
By signing below, I acknowledge and agree that:
•	A copy of the Plan has been made available to me;
•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;
•	I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Code, even if those changes affect the terms of my Award and reduce its value or potential value; and
•	I must return a signed copy of this Award Agreement to the address shown below by February 17, 2011.

VTA	A. SCHULMAN, INC.

By:
(signature)

Date signed:		Date signed:

A signed copy of this Award Agreement must be sent to the following address no later than February 17, 2011:
Rand Torgler
A. Schulman, Inc.
3550 West Market Street
Akron OH 44333
(330) 668-7224

A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
INSTRUCTIONS FOR COMPLETING SECTION 83(b) ELECTION FORM
You may make a Section 83(b) Election by completing the Section 83(b) Election Form. To do this:
•	You must make the election by completing the attached form;
•	Within 30 days of January 12, 2011, you must send a copy of this form to the internal revenue office at which you file your federal income tax return;
•	A copy of this form must be submitted with your income tax return for the taxable year in which the property is transferred; and
•	You also must send a copy of this form to:
Rand Torgler
A. Schulman, Inc.
3550 West Market Street
Akron OH 44333

A. SCHULMAN, INC.
AMENDED AND RESTATED
2006 INCENTIVE PLAN
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year, the amount of any income that may be taxable to taxpayer in connection with taxpayer’s receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: Vtq

ADDRESS:

IDENTIFICATION NUMBER OF TAXPAYER:
TAXABLE YEAR: Calendar year 2011
2.	The property with respect to which the election is made is:

Vtf shares of the common stock of A. Schulman, Inc., a Delaware corporation (“Company”).
3.	The date on which the property was transferred is: January 12, 2011.
4.	The property is subject to the following restrictions:
Forfeiture of:
 _____  shares in favor of the Company if employment terminates before                     .
 _____  shares in favor of the Company if employment terminates before                     .
 _____  shares in favor of the Company if employment terminates before                     .

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Restrictions may lapse earlier upon the death or disability (as defined in the A. Schulman, Inc. Amended and Restated 2006 Incentive Plan (the “Plan”)) of the taxpayer or in the event of a change in control (as defined in the Plan). In the discretion of the Compensation Committee of the Company, the restrictions on a prorata portion of the Shares may lapse earlier upon the retirement (as defined in the Plan) of the taxpayer.
5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ .
6.	The amount (if any) paid for such property: $00.00.
The undersigned has submitted a copy of this statement to the Company. The transferee of such property is the person performing the services in connection with the transfer of said property.
The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Vtq

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